UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 February 2, 2015
 (Date of earliest event reported)

HOME PROPERTIES, INC.
(Exact name of Registrant as specified in its Charter)

MARYLAND	1-13136	16-1455126
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

850 Clinton Square, Rochester, New York 14604
 (Address of principal executive offices and internet site)

(585) 546-4900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2015, awards were issued to certain of the Company’s officers, including the Chief Executive Officer, the Chief Financial Officer and the other named executive officers (as defined in Item 4.02 (a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) (the “Named Executive Officers”) pursuant to the Company’s 2011 Stock Benefit Plan (the “Plan”) as approved by the Compensation Committee (the “Committee”) and the Board of Directors (the “Board”) of Home Properties, Inc. (the “Company” or “HME”)

The form of the Master Agreement sets forth the terms and conditions on which restricted stock units are earned by the award recipient.  The restricted stock units are payable upon vesting in shares of the Company’s common stock.  Service-vested awards vest ratably over three years on each anniversary of the grant date subject to continued employment.  Performance-vested awards relate to the performance period January 1, 2015 to December 31, 2017 and vest fifty percent on the date following December 31, 2017 that the Committee approves the final number of vested restricted stock units based on performance during the performance period (the “Determination Date”) and fifty percent on the one year anniversary of the Determination Date.  The exact number of shares earned is determined based on performance over the three-year period as measured by reference to total shareholder return (“TSR”) on the Company’s common stock based on stock appreciation and reinvested dividends as described in the Master Agreement.

The performance requirements and goals linked to the vesting of the performance awards are as follows:

Performance Requirements	Performance Goals			Weighting
	Threshold	Target	Maximum

Home Properties TSR	7%	9%	11%	25%
Relative NAREIT All Equity REIT Index TSR	30th Percentile	50th Percentile	75th Percentile	25%
Relative NAREIT Apartment Index TSR	30th Percentile	50th Percentile	75th Percentile	50%

Each of the service-vested restricted stock units and the performance-vested restricted stock units has a dividend equivalent right associated with it, which is payable in cash upon the vesting of the related award.  Each of the dividend equivalent rights is subject to the same terms and conditions as the restricted stock unit to which it relates, including vesting.

The foregoing description of the Master Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Master Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

The number of the restricted stock units awarded to each named executive officer is set forth below:

Name	Title	Service-Vested	Performance-Vested at Target

Edward J. Pettinella	President and CEO	6,775	20,325
David P. Gardner	Executive Vice President & CFO	2,463	7,391
Ann M. McCormick	Executive Vice President & General Counsel	1,745	5,237
John E. Smith	Senior Vice President	1,084	3,252
Bernard J. Quinn	Senior Vice President	1,122	3,368

The number of restricted stock units awarded was based on an approved award value divided by the closing price of a share of the Company’s common stock on the New York Stock Exchange on February 2, 2015.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits
10.1	Home Properties, Inc. 2011 Stock Benefit Plan 2015 Restricted Stock Unit Master Agreement and Form of Award Certificate.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    HOME PROPERTIES, INC.
        (Registrant)

Date:           February 6, 2015                                             By:           /s/ David P. Gardner
David P. Gardner
Executive Vice President and Chief Financial Officer

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